Subsequent Event	12 Months Ended
Dec. 31, 2010
Subsequent Event [Abstract]
Subsequent Event
16.  SUBSEQUENT EVENT

    Pending Merger with Pride

    On February 6, 2011, Ensco plc entered into an Agreement and Plan of Merger with Pride International, Inc., a Delaware corporation ("Pride"), Ensco Delaware, and ENSCO Ventures LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of Ensco ("Merger Sub"). Pursuant to the merger agreement and subject to the conditions set forth therein, Merger Sub will merge with and into Pride, with Pride as the surviving entity and an indirect, wholly-owned subsidiary of Ensco.  As a result of the merger, each outstanding share of Pride's common stock (other than shares of common stock held directly or indirectly by Ensco, Pride or any wholly-owned subsidiary of Ensco or Pride (which will be cancelled as a result of the merger), those shares with respect to which appraisal rights under Delaware law are properly exercised and not withdrawn and other shares held by certain U.K. residents if determined by Ensco) will be converted into the right to receive $15.60 in cash and 0.4778 Ensco ADSs. Under certain circumstances, U.K. residents may receive all cash consideration as a result of compliance with legal requirements.

    We estimate that the total consideration to be delivered in the merger to be approximately $7,400.0 million, consisting of $2,800.0 million of cash, the delivery of approximately 86.0 million Ensco ADSs (assuming that no Pride employee stock options are exercised before the closing of the merger) with an aggregate value of $4,550.0 million based on the closing price of Ensco ADSs of $52.88 on February 15, 2011 and the estimated fair value of $45.0 million of Pride employee stock options assumed by Ensco.  The value of the merger consideration will fluctuate based upon changes in the price of Ensco ADSs and the number of shares of Pride common stock and employee options outstanding on the closing date. The merger agreement and the merger were approved by the respective Boards of Directors of Ensco and Pride.  Consummation of the merger is subject to the approval of the shareholders of Ensco and the stockholders of Pride, regulatory approvals and the satisfaction or waiver of various other conditions as more fully described in the merger agreement.  Subject to receipt of required approvals, it is anticipated that the closing of the merger will occur during the second quarter of 2011.

   On February 6, 2011, we entered into a bridge commitment letter (the "Commitment Letter") with Deutsche Bank AG Cayman Islands Branch ("DBCI"), Deutsche Bank Securities Inc. and Citigroup Global Markets Inc. ("Citi"). Pursuant to the Commitment Letter, DBCI and Citi have committed to provide a $2,750.0 million unsecured bridge term loan facility (the "Bridge Term Facility") to fund a portion of the cash consideration in the merger.  The Bridge Term Facility would mature 364 days after closing. The commitment is subject to various conditions, including the absence of a material adverse effect on Pride or Ensco having occurred, the maintenance by us of investment grade credit ratings, the execution of satisfactory documentation and other customary closing conditions.

    Shareholder Class Actions

    Four shareholder class actions were brought on behalf of the holders of Pride International, Inc. common stock against Pride, Pride's directors and Ensco plc and certain of its subsidiaries arising out of the proposed sale of Pride to Ensco. See "Note 12 – Commitments and Contingencies" for additional information on these shareholder class actions.